[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                         MFS(R) LIMITED
                         MATURITY FUND
                         ANNUAL REPORT o APRIL 30, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
    James J. Calmas

For the 12 months ended April 30, 2001, Class A shares of the fund provided a total return of 9.57%, Class B shares 8.61%, Class C shares 8.50%, and Class I shares 9.60%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a 10.03% return for the fund's benchmark, the Lehman Brothers One- to Three-Year Government/Credit Index (the Lehman Index), an unmanaged market-value-weighted index of U.S. government securities and publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated U.S. and foreign corporate debentures and secured notes that have at least one year to fixed maturity regardless of call features. During the same period, the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 9.17%.

Q. IT WAS A GOOD PERIOD FOR FIXED-INCOME INVESTORS, BUT WHAT SPECIFIC FACTORS HELPED FUND PERFORMANCE?

A. Falling interest rates and the subsequent steepening of the yield curve (yields on short-term bonds fell relative to longer-term maturities) provided a positive backdrop for the fund. Moreover, favorable positioning among our corporate bond holdings provided the largest contribution to performance over the period. Timely trading was one of the keys for us, as we managed to capitalize on the dramatic ups and downs that guided the corporate market during the period. However, corporate yield spreads came under the most pressure in the fourth quarter of 2000 -- hitting the widest levels we've seen in over a decade -- due to deteriorating credit conditions, slumping stock prices, and growing supply pressures. This, in turn, hurt the performance of corporate bonds.

Q. WHAT DID YOU DO AT THAT POINT?

A. Sensing that the selling was overdone in the corporate bond market, we took the opportunity to pick up what we believed were some good values, bringing the corporate weighting in the fund to approximately 60% on April 30, 2001, up from roughly 43% at the beginning of the 12-month period. In January, investors anticipated a quick recovery in the economy, as aggressive Federal Reserve Board (the Fed) action in the form of two 0.50% interest rate cuts sparked a rally in corporate bonds. We benefited from this rally because of our increased corporate bond exposure, particularly from our holdings in the financial services and energy sectors.

Q. WHAT OTHER STRATEGIES DID YOU UTILIZE DURING THE PERIOD?

A. The fund also maintained a sizable weighting in asset-backed securities (i.e., bonds backed by a pool of credit cards or home equity loans.) That decision proved to help performance during the period. These bonds generally carry high credit ratings and were particularly attractive to investors during an extremely volatile and uncertain economic environment.

Q. ARE THERE OTHER FACTORS THAT MAKE INVESTING IN ASSET-BACKED SECURITIES ATTRACTIVE?

A. As stated above, a typical asset-backed security is a pool of credit cards. Credit card companies generally charge customers a high rate of interest so that they can cover defaults and delinquencies. If a credit card company charges customers an average of 16% interest and it is paying investors about 7% interest on its credit card bond, the company can use 9% of its portfolio each year to cover defaults and delinquencies and still make its interest payments to bond investors. On top of that, these securities have triggers, meaning that even if delinquencies and defaults get to a high enough level, the bond will be paid off automatically. Asset-backed securities usually carry a "AAA" rating because of this structure.

Q. HOW WERE THE PORTFOLIO'S ASSETS ALLOCATED DURING THE PERIOD?

A. Approximately 59% of the portfolio was invested in investment-grade corporate bonds, 23% in asset-backed securities, and roughly 7% in mortgage-backed bonds and commercial mortgage-backed securities. The remainder of the portfolio's assets were invested in U.S. government and agency bonds.

Q. WHAT INDUSTRIES LOOKED APPEALING?

A. The bulk of the fund's corporate bond exposure was allocated to large financial services companies, multinational banks, electric utilities, consumer noncyclicals such as beverages and supermarkets, and what we think are high-quality media and telecommunications companies. In each case, we felt that these companies offered the reliable cash flow, high credit quality, and strong balance sheets that we look for in this portfolio.

Q. GIVEN THE PORTFOLIO'S SIGNIFICANT EXPOSURE TO INVESTMENT-GRADE CORPORATE AND ASSET-BACKED BONDS, WHAT'S YOUR OUTLOOK FOR THESE SECTORS?

A. The past year has been pretty good to bond investors. While there has been some cause for concern given the uncertain economic environment, the bond market has told us that investors have faith in the Fed and the consumers' ability to get the economy back on track. In addition, we believe the outlook appears encouraging, especially for the corporate and asset-backed sectors of the market. We have found issuers where cash flow and earnings appear healthy to us, we think interest rates and inflation will remain low, and we think volatility in the bond market could dampen. In an environment such as this, we may increase the fund's exposure to corporate and asset-backed securities; yields are attractive to us and we don't believe it's conducive to good performance to own a lot of government- backed securities.

 /s/ James J. Calmas

     James J. Calmas
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES J. CALMAS IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998.

HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                       TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. THE FUND
                       ALSO SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: FEBRUARY 26, 1992

CLASS INCEPTION:       CLASS A  FEBRUARY 26, 1992
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JULY 1, 1994
                       CLASS I  JANUARY 2, 1997

SIZE:                  $313.8 MILLION NET ASSETS AS OF APRIL 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, February 26, 1992, through April 30, 2001. Index information is from March 1, 1992.)

             MFS Limited    Lehman Brothers One-to
            Maturity Fund       Three Year
              - Class A    Government/Credit Index
--------------------------------------------------------------------------------
2/92           $ 9,750           $10,000
5/93            10,735            10,918
5/95            11,572            11,748
5/97            13,166            13,339
5/99            14,546            15,156
5/01            16,371            17,270

TOTAL RATES OF RETURN THROUGH APRIL 30, 2001

CLASS A
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 + 9.57%      +17.34%      +31.60%      +67.91%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             + 9.57%      + 5.47%      + 5.64%      + 5.81%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             + 6.83%      + 4.59%      + 5.11%      + 5.52%
---------------------------------------------------------------------------------------------------------------

CLASS B
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 + 8.61%      +14.55%      +26.25%      +57.42%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             + 8.61%      + 4.63%      + 4.77%      + 5.07%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             + 4.61%      + 3.73%      + 4.45%      + 5.07%
---------------------------------------------------------------------------------------------------------------

CLASS C
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 + 8.50%      +14.24%      +25.98%      +58.11%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             + 8.50%      + 4.54%      + 4.73%      + 5.12%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge             + 7.50%      + 4.54%      + 4.73%      + 5.12%
---------------------------------------------------------------------------------------------------------------

CLASS I
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                 + 9.60%      +17.74%      +32.13%      +68.59%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge             + 9.60%      + 5.60%      + 5.73%      + 5.86%
---------------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                                1 Year      3 Years      5 Years        Life*
---------------------------------------------------------------------------------------------------------------
Average short-term investment-grade debt fund+                 + 9.17%      + 5.74%      + 5.98%      + 5.81%
---------------------------------------------------------------------------------------------------------------
Lehman Brothers One- to Three-Year Government/Credit Index#    +10.03%      + 6.51%      + 6.57%      + 6.14%
---------------------------------------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, February 26, 1992, through
    April 30, 2001. Index information is from March 1, 1992.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 2001

High-Grade Corporates                        59.2%
Asset Backed                                 22.7%
Mortgage Backed                               6.5%
U.S. Treasuries                               4.3%
International                                 2.9%
Government Agency                             2.4%
Emerging Markets                              1.4%
High-Yield Corporates                         0.6%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- April 30, 2001

Bonds - 94.4%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
U.S. Bonds - 79.0%
  Aerospace - 1.0%
    Raytheon Co., 6.45s, 2002                                          $  1,000       $  1,001,090
    Raytheon Co., 5.7s, 2003                                              2,253          2,219,678
                                                                                      ------------
                                                                                      $  3,220,768
--------------------------------------------------------------------------------------------------
  Airlines - 0.3%
    Delta Air Lines, Inc., 7.379s, 2010                                $  1,025       $  1,068,358
--------------------------------------------------------------------------------------------------
  Automotive - 2.2%
    DaimlerChrysler NA Holding Corp., 6.63s, 2001                      $  1,449       $  1,454,912
    DaimlerChrysler NA Holding Corp., 7.125s, 2003                        1,920          1,968,000
    GMAC, 6.38s, 2004                                                     3,443          3,472,438
                                                                                      ------------
                                                                                      $  6,895,350
--------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.7%
    Associates Corp. North America, 5.8s, 2004                         $  2,710       $  2,731,301
    Citigroup, Inc., 6.75s, 2005                                          2,460          2,549,795
    Dime Bancorp, Inc., 9s, 2002                                          1,430          1,481,594
    FleetBoston Corp., 9.9s, 2001                                         3,237          3,255,386
    FleetBoston Financial Corp., 7.25s, 2005                              2,405          2,529,290
    GS Escrow Corp., 6.75s, 2001                                          1,922          1,923,872
    Summit Bancorp, 8.625s, 2002                                            935            983,910
    Wells Fargo Co., 7.2s, 2003                                           2,744          2,856,394
    Wells Fargo Co., 7.8s, 2010                                           2,543          2,697,157
                                                                                      ------------
                                                                                      $ 21,008,699
--------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 21.6%
    Americredit Automobile Receivable Trust, 5.78s, 2003               $  2,050       $  2,060,031
    Amresco Residential Securities Mortgage Loan, 5.94s,
      2015                                                                   30             30,292
    Banamex Credit Card Merchant Voucher, 6.25s, 2003#                    4,461          4,505,502
    BankBoston Home Equity Loan Trust, 5.89s, 2013                        3,164          3,169,227
    California Infrastructure, 6.19s, 2005                                3,040          3,082,682
    Commerce 2000, 5.783s, 2003                                             865            865,000
    Commerce 2000, 6.303s, 2011#                                          1,460          1,453,740
    Commercial Mortgage Acceptance Corp., 5.8s, 2006                        176            177,327
    Commonwealth Edison Transition Funding Trust, 5.29s, 2003               619            619,191
    Discover Card Master Trust I, 5.85s, 2006                             2,124          2,151,867
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest only)           28,200            854,311
    DLJ Mortgage Acceptance Corp., 8.1s, 2004                             1,602          1,609,926
    First Chicago Master Trust II, 5.303s, 2003                           3,000          3,002,790
    Fleet Credit Card Master Trust, 5.243s, 2007                          1,305          1,307,845
    Ford Credit Auto Owner Trust, 6.2s, 2002                                448            448,536
    Ford Credit Auto Owner Trust, 6.42s, 2003                             2,989          3,038,498
    Ford Credit Auto Owner Trust, 7.5s, 2003#                             1,110          1,114,856
    Ford Credit Auto Owner Trust, 6.58s, 2004                               990          1,023,096
    GE Capital Mortgage Services, Inc., 6.035s, 2020                      4,435          4,481,900
    GMAC Commercial Mortgage Security, Inc., 7.76s, 2004                  1,430          1,394,027
    Green Tree Financial Corp., 6.91s, 2028                               1,319          1,333,525
    Greenpoint Manufactured Housing, 6.26s, 2015                          2,530          2,570,781
    GS Mortgage Securities Corp. II, 6.06s, 2030                          2,890          2,919,924
    MBNA Master Credit Card Trust II, 5.25s, 2006                         1,000          1,003,120
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                   3,169          3,163,862
    Morgan Stanley Group, Inc., 6.01s, 2030                               1,130          1,139,994
    Partners First Credit Card Master Trust, 5.123s, 2027                 5,050          5,050,000
    Pemex Finance Ltd., 5.72s, 2003                                       4,080          4,089,126
    Providian Home Equity Loan Trust, 4.796s, 2025                          756            755,398
    PSE&G Transition Funding LLC, 5.74s, 2007                             3,395          3,436,111
    Residential Asset Security Mortgage Pass, 7.735s, 2025                  947            991,731
    Residential Funding Mortgage Securities, 7.97s, 2010                  1,525          1,553,542
    Sovereign Bank Home Equity Loan Trust, 7.26s, 2002                      742            748,906
    Starwood Asset Receivables Trust, 4.806s, 2022                          805            804,368
    Student Loan Trust, 5.172s, 2004                                        357            356,776
    Student Loan Trust, 5.372s, 2009                                      1,500          1,486,695
                                                                                      ------------
                                                                                      $ 67,794,503
--------------------------------------------------------------------------------------------------
  Financial Institutions - 7.5%
    Countrywide Home Loan, Inc., 6.85s, 2004                           $  4,137       $  4,244,934
    Ford Motor Credit Co., 5.75s, 2004                                    3,486          3,484,954
    Household Finance Corp., 6s, 2004                                     2,020          2,034,928
    Lehman Brothers Holdings, Inc., 6.25s, 2003                           5,057          5,143,222
    Merrill Lynch & Co., 6.06s, 2001                                      3,960          3,988,354
    Morgan Stanley Dean Witter, 7.125s, 2003                              4,523          4,675,515
                                                                                      ------------
                                                                                      $ 23,571,907
--------------------------------------------------------------------------------------------------
  Food & Beverage Products - 3.0%
    Coca-Cola Bottling Co., 8.56s, 2002                                $  3,869       $  3,987,353
    Kellogg Co., 6s, 2006#                                                1,475          1,459,542
    Whitman Corp., 6s, 2004                                               3,890          3,899,141
                                                                                      ------------
                                                                                      $  9,346,036
--------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    AIG Sunamerica, 7.4s, 2003#                                        $  1,500       $  1,564,938
--------------------------------------------------------------------------------------------------
  Machinery - 1.3%
    Ingersoll Rand Co., 5.75s, 2003                                    $  4,040       $  4,062,664
--------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.4%
    American Home Productions Corp., 5.875s, 2004#                     $  4,335       $  4,311,244
--------------------------------------------------------------------------------------------------
  Oil Services - 1.0%
    Phillips Petroleum Co., 8.5s, 2005                                 $  2,760       $  2,996,173
--------------------------------------------------------------------------------------------------
  Pollution Control - 0.9%
    WMX Technologies, Inc., 6.375s, 2003                               $  2,919       $  2,905,368
--------------------------------------------------------------------------------------------------
  Railroad - 1.1%
    Union Pacific Corp., 5.78s, 2001                                  $     103       $    103,393
    Union Pacific Corp., 6.34s, 2003                                      3,350          3,408,826
                                                                                      ------------
                                                                                      $  3,512,219
--------------------------------------------------------------------------------------------------
  Real Estate - 0.5%
    EOP Operating Ltd. Partnership, 7.375s, 2003                       $  1,628       $  1,687,324
--------------------------------------------------------------------------------------------------
  Supermarket - 1.3%
    Delhaize America, Inc., 7.375s, 2006#                              $  1,695       $  1,714,171
    Safeway, Inc., 5.875s, 2001                                           2,430          2,440,886
                                                                                      ------------
                                                                                      $  4,155,057
--------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 8.5%
    AT&T Wireless Services, Inc., 7.35s, 2006#                         $  1,520       $  1,538,209
    Cox Communications, Inc., 7s, 2001                                    3,222          3,235,597
    GTE Corp., 9.1s, 2003                                                 4,535          4,868,867
    Qwest Corp., 7.625s, 2003                                             2,538          2,635,221
    Sprint Spectrum LP, 11s, 2006                                         4,642          4,965,965
    Telecomunica De Puerto Rico, 6.15s, 2002                              4,194          4,189,890
    Time Warner Pass-Through Asset Trust, 6.1s, 2001#                     3,683          3,714,379
    United Telecommunications Co., 9.5s, 2003                             1,372          1,444,538
                                                                                      ------------
                                                                                      $ 26,592,666
--------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 9.2%
    Aid to Israel, 6.625s, 2003                                        $  3,000       $  3,102,750
    Federal Home Loan Bank, 6.75s, 2002                                   2,000          2,047,180
    Federal Home Loan Mortgage Corp., 5.5s, 2002                          2,000          2,022,180
    Federal Home Loan Mortgage Corp., 7.07s, 2015                         1,140          1,165,509
    Federal National Mortgage Assn., 6.137s, 2011                           855            837,100
    Federal National Mortgage Assn., 6.75s, 2003                          3,414          3,502,647
    Federal National Mortgage Assn., 7s, 2014                             4,382          4,476,925
    Federal National Mortgage Assn., 7.5s, 2015                           5,285          5,451,326
    Government National Mortgage Assn., 7s, 2009                             31             31,610
    Government National Mortgage Assn., 7.5s, 2007                        3,394          3,521,343
    Government National Mortgage Assn., 8.5s, 2001                        2,045          2,156,595
    Government National Mortgage Assn., 9.25s, 2001                         264            266,935
    Government National Mortgage Assn., 12.5s, 2011                         184            212,844
                                                                                      ------------
                                                                                      $ 28,794,944
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 0.6%
    U.S. Treasury Notes, 6.25s, 2001##                                $     765       $    773,010
    U.S. Treasury Notes, 5.75s, 2002                                      1,000          1,021,720
                                                                                      ------------
                                                                                      $  1,794,730
--------------------------------------------------------------------------------------------------
  Utilities - Electric - 9.2%
    Allegheny Energy, Inc., 7.75s, 2005                                $  3,650       $  3,763,515
    Connecticut Light & Power Co., 7.875s, 2024                           1,513          1,522,245
    Constellation Energy, 6.75s, 2002                                     3,264          3,324,547
    Dominion Resources, Inc., 7.6s, 2003                                  3,710          3,862,778
    Edison Mission Energy Funding Corp., 6.77s, 2003#                     1,196            855,174
    Entergy Mississippi, Inc., 6.2s, 2004                                 1,500          1,481,955
    Gulf States Utilities Co., 8.21s, 2002                                1,528          1,543,479
    Narragansett Electric Co., 7.83s, 2002                                  779            804,972
    National Rural Utilities, 7.375s, 2003                                2,133          2,209,084
    Progress Energy, Inc., 6.75s, 2006                                    2,415          2,460,475
    PSE&G Power LLC, 6.875s, 2006#                                        2,995          2,985,206
    Wisconsin Energy Corp., 5.875s, 2006                                  4,035          3,948,570
                                                                                      ------------
                                                                                      $ 28,762,000
--------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.2%
    Nisource Finance Corp., 5.75s, 2003                                $  1,910       $  1,905,168
    Nisource Finance Corp., 7.5s, 2003                                    1,725          1,790,274
                                                                                      ------------
                                                                                      $  3,695,442
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $247,740,390
--------------------------------------------------------------------------------------------------
Foreign Bonds - 15.4%
  Argentina
    Argentina Republic, 0s, 2001                                       $     66       $     64,185
--------------------------------------------------------------------------------------------------
  Australia - 0.9%
    Medallion Trust, 4.97s, 2031 (Corporate Asset Back)                $  1,544       $  1,546,111
    Westpac Banking, 9.125s, 2001 (Banks and Credit Cos.)                 1,175          1,189,511
                                                                                      ------------
                                                                                      $  2,735,622
--------------------------------------------------------------------------------------------------
  Austria - 1.2%
    Oesterreich Kontrollbank, 5.5s, 2006 (Banks and Credit Cos.)       $  3,650       $  3,636,531
--------------------------------------------------------------------------------------------------
  Canada - 2.3%
    AT&T Canada, Inc., 12s, 2007 (Telecommunications)                  $  2,582       $  2,847,533
    Province of Quebec, 8.8s, 2003                                        4,136          4,424,941
                                                                                      ------------
                                                                                      $  7,272,474
--------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                    $  1,232       $  1,218,707
--------------------------------------------------------------------------------------------------
  China - 0.1%
    Hero Asian BVI Co. Ltd., 9.11s, 2001 (Utilities)#                  $    276       $    274,693
--------------------------------------------------------------------------------------------------
  Finland - 0.3%
    Kansallis-Osake, 10s, 2002 (Banks and Credit Cos.)                 $    776       $    809,531
--------------------------------------------------------------------------------------------------
  Germany - 2.3%
    KFW International Finance, Inc., 9.4s, 2004 (Banks
      and Credit Cos.)                                                 $  1,660       $  1,848,344
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks and
      Credit Cos.)                                                        4,945          5,294,453
                                                                                      ------------
                                                                                      $  7,142,797
--------------------------------------------------------------------------------------------------
  Iceland - 0.6%
    Republic of Iceland, 6.125s, 2004                                  $  1,942       $  1,984,374
--------------------------------------------------------------------------------------------------
  Mexico - 0.4%
    Banco Nacional de Commerce, 7.25s, 2004 (Banks and
      Credit Cos.)                                                     $  1,295       $  1,301,475
--------------------------------------------------------------------------------------------------
  Netherlands - 0.6%
    Ford Capital BV, 9.875s, 2002 (Automotive)                         $  1,800       $  1,877,886
--------------------------------------------------------------------------------------------------
  New Zealand - 0.8%
    New Zealand Government, 10.625s, 2005                              $  2,146       $  2,543,933
--------------------------------------------------------------------------------------------------
  Norway - 1.6%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)#         $  4,839       $  4,938,538
--------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Export-Import Bank Korea, 7.1s, 2007 (Banks and
      Credit Cos.)                                                     $  1,471       $  1,537,195
--------------------------------------------------------------------------------------------------
  Spain - 0.8%
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications
      and Cable)                                                       $  2,586       $  2,688,380
--------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)#                    $  2,570       $  2,600,866
--------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    British Telecom PLC, 6.079s, 2003
      (Telecommunications)                                             $  3,453       $  3,452,758
    Hanson PLC, 7.375s, 2003 (Building Materials)                         1,183          1,208,222
    Royal Bank Scotland, 8.817s, 2049 (Banks and Credit Cos.)               990          1,060,943
                                                                                      ------------
                                                                                      $  5,721,923
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 48,349,110
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $293,508,548)                                           $296,089,500
--------------------------------------------------------------------------------------------------

Short-Term Obligation - 4.1%
--------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 5/01/01,
      at Amortized Cost                                                $ 12,901       $ 12,901,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $306,409,548)                                     $308,990,500
Other Assets, Less Liabilities - 1.5%                                                    4,830,726
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $313,821,226
--------------------------------------------------------------------------------------------------
 # SEC Rule 144A restriction.
## Security segregated as collateral for an open futures contract.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------
APRIL 30, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $306,409,548)       $308,990,500
  Cash                                                           2,276,299
  Receivable for fund shares sold                                1,006,353
  Interest receivable                                            4,454,869
  Receivable from investment adviser                                29,300
  Other assets                                                       2,282
                                                              ------------
      Total assets                                            $316,759,603
                                                              ------------
Liabilities:
  Distributions payable                                       $    434,509
  Payable for daily variation margin on open future
contracts                                                           10,594
  Payable for investments purchased                              2,198,529
  Payable for fund shares reacquired                               114,828
  Payable to affiliates -
    Management fee                                                   8,951
    Shareholder servicing agent fee                                  2,557
    Distribution and service fee                                    20,145
    Administrative fee                                                 448
  Accrued expenses and other liabilities                           147,816
                                                              ------------
      Total liabilities                                       $  2,938,377
                                                              ------------
Net assets                                                    $313,821,226
                                                              ============

Net assets consist of:
  Paid-in capital                                             $326,172,409
  Unrealized appreciation on investments                         2,455,813
  Accumulated net realized loss on investments                 (14,500,045)
  Accumulated distributions in excess of net investment
income                                                            (306,951)
                                                              ------------
      Total                                                   $313,821,226
                                                              ============
Shares of beneficial interest outstanding                      45,799,762
                                                               ----------

Class A shares:
  Net asset value per share
    (net assets of $209,687,491 / 30,570,288 shares of
    beneficial interest outstanding)                             $6.86
                                                                 =====
  Offering price per share (100 / 97.5 of net asset value
    per share)                                                   $7.04
                                                                 =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $77,012,239 / 11,271,679 shares of
    beneficial interest outstanding)                             $6.83
                                                                 =====

Class C shares:
  Net asset value and offering price per share
    (net assets of $26,233,220 / 3,827,905 shares of
    beneficial interest outstanding)                             $6.85
                                                                 =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $888,276 / 129,890 shares of beneficial
    interest outstanding)                                        $6.84
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED APRIL 30, 2001
------------------------------------------------------------------------------
Net investment income:
  Interest income                                            $19,341,165
                                                             -----------

  Expenses -

    Management fee                                           $ 1,105,466
    Trustees' compensation                                        18,056
    Shareholder servicing agent fee                              276,685
    Distribution and service fee (Class A)                       266,282
    Distribution and service fee (Class B)                       694,131
    Distribution and service fee (Class C)                       229,983
    Administrative fee                                            40,928
    Custodian fee                                                114,373
    Printing                                                      51,790
    Postage                                                       41,871
    Auditing fees                                                 30,968
    Legal fees                                                     7,568
    Miscellaneous                                                271,296
                                                             -----------
      Total expenses                                         $ 3,149,397
    Fees paid indirectly                                         (75,832)
    Reduction of expenses by investment adviser                  (93,602)
                                                             -----------
      Net expenses                                           $ 2,979,963
                                                             -----------
        Net investment income                                $16,361,202
                                                             -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                  $(1,469,809)
    Futures contracts                                               (580)
                                                             -----------
      Net realized loss on investments                       $(1,470,389)
                                                             -----------

  Change in unrealized appreciation (depreciation) -
    Investments                                              $ 7,352,887
    Futures contracts                                           (125,139)
                                                             -----------
      Net unrealized gain on investments                     $ 7,227,748
                                                             -----------
        Net realized and unrealized gain on investments      $ 5,757,359
                                                             -----------
          Increase in net assets from operations             $22,118,561
                                                             ===========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                                  2001                        2000
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $  16,361,202               $  11,180,033
  Net realized loss on investments                              (1,470,389)                 (3,111,640)
  Net unrealized gain (loss) on investments                      7,227,748                  (3,195,332)
                                                             -------------               -------------
    Increase in net assets from operations                   $  22,118,561               $   4,873,061
                                                             -------------               -------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $ (10,977,907)              $  (7,150,744)
  From net investment income (Class B)                          (4,104,412)                 (2,548,364)
  From net investment income (Class C)                          (1,227,948)                 (1,166,057)
  From net investment income (Class I)                             (50,935)                    (80,787)
  In excess of net investment income (Class A)                     (42,928)                       --
  In excess of net investment income (Class B)                     (16,050)                       --
  In excess of net investment income (Class C)                      (4,802)                       --
  In excess of net investment income (Class I)                        (199)                       --
                                                             -------------               -------------
    Total distributions declared to shareholders             $ (16,425,181)              $ (10,945,952)
                                                             -------------               -------------

Net increase (decrease) in net assets from fund
  share transactions                                         $ 123,651,625               $ (22,106,338)
                                                             -------------               -------------
    Total increase (decrease) in net assets                  $ 129,345,005               $ (28,179,229)
Net assets:
  At beginning of period                                       184,476,221                 212,655,450
                                                             -------------               -------------

  At end of period (including accumulated distributions in
    excess of net investment income of $306,951 and
    $121,230, respectively)                                  $ 313,821,226               $ 184,476,221
                                                             =============               =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                  2001                2000              1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 6.66              $ 6.87            $ 6.99         $ 7.04         $ 7.12
                                                    ------              ------            ------         ------         ------
Income from investment operations# -
  Net investment income(S)                          $ 0.42              $ 0.40            $ 0.43         $ 0.48         $ 0.47
  Net realized and unrealized gain (loss) on
    investments                                       0.20               (0.22)            (0.14)         (0.07)         (0.06)
                                                    ------              ------            ------         ------         ------
      Total from investment operations              $ 0.62              $ 0.18            $ 0.29         $ 0.41         $ 0.41
                                                    ------              ------            ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                        $(0.42)             $(0.39)           $(0.41)        $(0.46)        $(0.47)
  In excess of net investment income                 (0.00)+++            --                --             --            (0.02)
                                                    ------              ------            ------         ------         ------
      Total distributions declared to
        shareholders                                $(0.42)             $(0.39)           $(0.41)        $(0.46)        $(0.49)
                                                    ------              ------            ------         ------         ------
Net asset value - end of period                     $ 6.86              $ 6.66            $ 6.87         $ 6.99         $ 7.04
                                                    ======              ======            ======         ======         ======
Total return(+)                                       9.57%               2.71%             4.26%          5.97%          5.83%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                          0.82%               0.86%             0.84%          0.89%          0.94%
  Net investment income                               6.20%               5.87%             6.14%          6.70%          6.57%
Portfolio turnover                                      58%                 74%              278%           288%           489%
Net assets at end of period (000 Omitted)         $209,687            $115,752          $134,086        $95,342        $91,887

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                           $ 0.42                --                --           $ 0.48         $ 0.47
    Ratios (to average net assets):
      Expenses##                                      0.85%               --                --             0.87%          0.89%
      Net investment income                           6.17%               --                --             6.72%          6.62%

+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED APRIL 30,                                    2001               2000             1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 6.64             $ 6.85           $ 6.97         $ 7.03         $ 7.11
                                                      ------             ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                            $ 0.37             $ 0.34           $ 0.38         $ 0.41         $ 0.41
  Net realized and unrealized gain (loss) on
    investments                                         0.19              (0.21)           (0.14)         (0.07)         (0.05)
                                                      ------             ------           ------         ------         ------
      Total from investment operations                $ 0.56             $ 0.13           $ 0.24         $ 0.34         $ 0.36
                                                      ------             ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.37)            $(0.34)          $(0.36)        $(0.40)        $(0.42)
  In excess of net investment income                   (0.00)+++           --               --             --            (0.02)
                                                      ------             ------           ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.37)            $(0.34)          $(0.36)        $(0.40)        $(0.44)
                                                      ------             ------           ------         ------         ------
Net asset value - end of period                       $ 6.83             $ 6.64           $ 6.85         $ 6.97         $ 7.03
                                                      ======             ======           ======         ======         ======
Total return                                            8.61%              1.91%            3.48%          4.98%          4.99%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.59%              1.65%            1.61%          1.70%          1.78%
  Net investment income                                 5.41%              5.09%            5.33%          5.80%          5.75%
Portfolio turnover                                        58%                74%             278%           288%           489%
Net assets at end of period (000 Omitted)            $77,012            $45,214          $52,883        $39,229        $34,875

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                             $ 0.37               --               --           $ 0.41         $ 0.41
    Ratios (to average net assets):
      Expenses##                                        1.63%              --               --             1.68%          1.77%
      Net investment income                             5.37%              --               --             5.82%          5.76%

+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

YEAR ENDED APRIL 30,                                    2001               2000             1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $ 6.66             $ 6.86           $ 6.99         $ 7.05         $ 7.13
                                                      ------             ------           ------         ------         ------
Income from investment operations# -
  Net investment income(S)                            $ 0.36             $ 0.34           $ 0.36         $ 0.41         $ 0.41
  Net realized and unrealized gain (loss) on
    investments                                         0.19              (0.21)           (0.14)         (0.07)         (0.06)
                                                      ------             ------           ------         ------         ------
      Total from investment operations                $ 0.55             $ 0.13           $ 0.22         $ 0.34         $ 0.35
                                                      ------             ------           ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                          $(0.36)            $(0.33)          $(0.35)        $(0.40)        $(0.41)
  In excess of net investment income                   (0.00)+++           --               --             --            (0.02)
                                                      ------             ------           ------         ------         ------
      Total distributions declared to
        shareholders                                  $(0.36)            $(0.33)          $(0.35)        $(0.40)        $(0.43)
                                                      ------             ------           ------         ------         ------
Net asset value - end of period                       $ 6.85             $ 6.66           $ 6.86         $ 6.99         $ 7.05
                                                      ------             ------           ------         ------         ------
Total return                                            8.50%              1.99%            3.23%          4.94%          5.08%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                            1.67%              1.71%            1.69%          1.74%          1.80%
  Net investment income                                 5.33%              5.03%            5.19%          5.76%          5.80%
Portfolio turnover                                        58%                74%             278%           288%           489%
Net assets at end of period (000 Omitted)            $26,233            $22,825          $24,228        $20,131        $18,862

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                             $ 0.36               --               --           $ 0.41         $ 0.41
    Ratios (to average net assets):
      Expenses##                                        1.70%              --               --             1.72%          1.81%
      Net investment income                             5.30%              --               --             5.78%          5.80%

+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                             ----------------------------------------------------------          PERIOD ENDED
                                                  2001             2000            1999            1998       APRIL 30, 1997*
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 6.65           $ 6.85          $ 6.98          $ 7.04                $ 7.08
                                                ------           ------          ------          ------                ------
Income from investment operations# -
  Net investment income(S)                      $ 0.42           $ 0.42          $ 0.43          $ 0.48                $ 0.15
  Net realized and unrealized gain (loss)
    on investments                                0.20            (0.22)          (0.14)          (0.07)                (0.03)
                                                ------           ------          ------          ------                ------
      Total from investment operations          $ 0.62           $ 0.20          $ 0.29          $ 0.41                $ 0.12
                                                ------           ------          ------          ------                ------
Less distributions declared to
  shareholders -
  From net investment income                    $(0.43)          $(0.40)         $(0.42)         $(0.47)               $(0.15)
  In excess of net investment income             (0.00)+++         --              --              --                   (0.01)
                                                ------           ------          ------          ------                ------
      Total distributions declared to
        shareholders                            $(0.43)          $(0.40)         $(0.42)         $(0.47)               $(0.16)
                                                ------           ------          ------          ------                ------
Net asset value - end of period                 $ 6.84           $ 6.65          $ 6.85          $ 6.98                $ 7.04
                                                ======           ======          ======          ======                ======
Total return                                      9.60%            3.02%           4.28%           5.98%                 1.72%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                      0.67%            0.71%           0.69%           0.74%                 1.17%+
  Net investment income                           6.32%            6.00%           6.21%           6.75%                 8.68%+
Portfolio turnover                                  58%              74%            278%            288%                  489%
Net assets at end of period
  (000 Omitted)                                   $888             $684          $1,459          $1,466                $1,925

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
    In addition, the investment adviser voluntarily waived a portion of its fees for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                       $ 0.42             --              --            $ 0.49                $ 0.15
    Ratios (to average net assets):
      Expenses##                                  0.70%            --              --              0.72%                 1.17%+
      Net investment income                       6.29%            --              --              6.77%                 8.68%+

*   For the period from the inception of Class I shares, January 2, 1997, through April 30, 1997.
+   Annualized.
++  Not annualized.
+++ Per share amount was less than $0.01. #Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective May 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended April 30, 2001, accumulated distributions in excess of net investment income increased by $121,742, accumulated net realized loss on investments decreased by $16,489, and paid-in capital increased by $105,253 due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share. At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $24,691,417 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2002, ($4,226,362), April 30, 2003, ($3,619,464), April 30 2005, ($2,906,238), April
30, 2006, ($1,767,089), April 30, 2007, ($4,524,994), April 30, 2008,
($4,772,473), and April 30, 2009, ($2,874,797). The availability of a portion of these capital loss carryforwards, which were acquired on May 19, 2000 in connection with the MFS Intermediate Income Fund acquisition may be limited in a given year.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $6,460 for the year ended April 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $53,528 for the year ended April 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $21,883 for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 0.15% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the remaining 0.10% per annum Class A service fee and of the 0.10% per annum Class A distribution fee will be implemented on such dates as the Trustees of the trust may determine.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $6,571 and $65 for Class B and Class C shares, respectively, for the year ended April 30, 2001. Fees incurred under the distribution plan during the year ended April 30, 2001, were 0.92% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid upon the sale of Class B shares in the first year, the Class B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such date as the Trustees of the trust may determine.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended April 30, 2001, were $29,492, $151,977, and $8,601 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments and short-term obligations, were as follows:

                                                       PURCHASES        SALES
-------------------------------------------------------------------------------
U.S. government securities                          $ 37,281,301 $ 46,952,312
                                                     -----------  -----------
Investments (non-U.S. government securities)        $229,682,398 $108,615,061
                                                     -----------  -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $306,409,548
                                                                 ------------
Gross unrealized appreciation                                    $  4,342,620
Gross unrealized depreciation                                      (1,761,668)
                                                                 ------------
    Net unrealized appreciation                                  $  2,580,952
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                          YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             56,901,620    $ 386,447,810       22,797,169    $ 154,386,404
Shares issued to shareholders
  in reinvestment of distributions       1,181,170        8,005,315        1,055,732        7,110,448
Shares reacquired                      (44,880,956)    (304,251,696)     (26,002,105)    (176,062,772)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)             13,201,834    $  90,201,429       (2,149,204)   $ (14,565,920)
                                     =============    =============    =============    =============

Class B shares
                                          YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                             11,034,722    $  74,552,293        4,403,639    $  29,668,417
Shares issued to shareholders
  in reinvestment of distributions         418,213        2,821,678          271,278        1,823,269
Shares reacquired                       (6,989,259)     (47,099,273)      (5,592,317)     (37,604,735)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)              4,463,676    $  30,274,698         (917,400)   $  (6,113,049)
                                     =============    =============    =============    =============

Class C shares
                                          YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                              1,922,219    $  13,236,082        3,062,035    $  20,658,157
Shares issued to shareholders
  in reinvestment of distributions          97,797          661,885          106,089          714,980
Shares reacquired                       (1,619,165)     (10,910,611)      (3,270,557)     (22,068,080)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                400,851    $   2,987,356         (102,433)   $    (694,943)
                                     =============    =============    =============    =============

Class I shares
                                          YEAR ENDED APRIL 30, 2001         YEAR ENDED APRIL 30, 2000
                                     ------------------------------    ------------------------------
                                            SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------
Shares sold                                 23,176    $     162,958          141,817    $     952,660
Shares issued to shareholders
  in reinvestment of distributions           7,559           51,082           11,967           80,608
Shares reacquired                           (3,798)         (25,898)        (263,697)      (1,765,694)
                                     -------------    -------------    -------------    -------------
    Net increase (decrease)                 26,937    $     188,142         (109,913)   $    (732,426)
                                     =============    =============    =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended April 30, 2001, was $2,790. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                      UNREALIZED
DESCRIPTION                  EXPIRATION     CONTRACTS  POSITION   DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury 5-Year
Futures                       June 2001           113       Long    $(125,139)
                                                                    ---------

At April 30, 2001, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) Acquisition
At the close of business on May 19, 2000, the fund acquired all of the assets and liabilities of the MFS Intermediate Income Fund. The acquisition was accomplished by a tax-free exchange of 7,576,541 and 6,075,085 shares of Class A and Class B of the fund, valued at $50,232,469 and $40,156,312, respectively, for all of the assets and liabilities of MFS Intermediate Income Fund. MFS Intermediate Income Fund then converted all of its outstanding shares of the fund and distributed those shares to its shareholders. MFS Intermediate Income Fund net assets on that date amounted to $90,388,781, including $(2,732,491) of unrealized depreciation, were combined with the net assets of the fund. The aggregate net assets of the fund after the acquisition were $270,818,925.

INDEPENDENT AUDITORS' REPORT

To The Trustees of MFS Series Trust IX and Shareholders of MFS Limited Maturity
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the series constituting MFS Series Trust IX), as of April 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years ended in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Limited Maturity at April 30, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 7, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

MFS(R) LIMITED MATURITY FUND

TRUSTEES                                          SECRETARY
J. Atwood Ives + - Chairman and Chief             Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                    JAMES R. BORDEWICK, JR.*

Lawrence T. Perera + - Partner, Hemenway          CUSTODIAN
& Barnes (attorneys)                              State Street Bank and Trust Company

William J. Poorvu + - Adjunct Professor,          AUDITORS
Harvard University Graduate School of             Deloitte & Touche LLP
Business Administration
                                                  INVESTOR INFORMATION
Charles W. Schmidt + - Private Investor           For information on MFS mutual funds, call
                                                  your investment professional or, for an
Arnold D. Scott* - Senior Executive               information kit, call toll free: 1-800-637-2929
Vice President, Director, and Secretary,          any business day from 9 a.m. to 5 p.m.
MFS Investment Management                         Eastern time (or leave a message anytime).

Jeffrey L. Shames* - Chairman and Chief           INVESTOR SERVICE
Executive Officer, MFS Investment                 MFS Service Center, Inc.
Management                                        P.O. Box 2281
                                                  Boston, MA 02107-9906
Elaine R. Smith + - Independent Consultant
                                                  For general information, call toll free:
David B. Stone + - Chairman, North American       1-800-225-2606 any business day from
Management Corp. (investment adviser)             8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                                For service to speech- or hearing-impaired
Massachusetts Financial Services Company          individuals, call toll free: 1-800-637-6576 any
500 Boylston Street                               business day from 9 a.m. to 5 p.m. Eastern
Boston, MA 02116-3741                             time. (To use this service, your phone must be
                                                  equipped with a Telecommunications Device for
DISTRIBUTOR                                       the Deaf.)
MFS Fund Distributors, Inc.
500 Boylston Street                               For share prices, account balances,
Boston, MA 02116-3741                             exchanges, or stock and bond outlooks,
                                                  call toll free: 1-800-MFS-TALK
CHAIRMAN AND PRESIDENT                            (1-800-637-8255) anytime from a touch-tone
Jeffrey L. Shames*                                telephone.

PORTFOLIO MANAGER                                 WORLD WIDE WEB
James J. Calmas*                                  www.mfs.com

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
*MFS Investment Management

MFS (R)LIMITED MATURITY FUND                                     ------------
                                                                  PRSRT STD
[logo] M F S(R)                                                  U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                     MFS
                                                                 ------------
500 Boylston Street
Boston, MA 02116- 3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                MLM-2 06/01 26.8M 36/236/336/836